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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 25, 2005

                        TREASURE MOUNTAIN HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                       000-32741                  84-1394211
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(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


  13-01 Pollitt Drive, Fair Lawn, NJ                           07410
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 (Address of principal executive offices)                    (Zip Code)


        Registrant's Telephone Number, Including Area Code (201) 703-2299
        -----------------------------------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On April 25, 2005, the Registrant's stockholders approved the adoption of the Registrant's 2005 Stock Option Plan (the "Plan"). The Plan covers a total of 2,901,902 shares of common stock (after giving effect to the one for ten reverse stock split described below). Pursuant to the previously disclosed Treasure Mountain/Vyteris Merger Agreement, the Registrant is required to grant stock options covering 1,578,336 shares of common stock to former holders of Vyteris, Inc. stock options. Of those 1,578,336 shares, the Registrant is obligated to grant stock options covering 833,308 shares of common stock to its chief executive officer, Vincent De Caprio, pursuant to the terms of his employment agreement. Thus, at present, after such options are granted, options covering a total of 1,323,566 shares of common stock will be issuable pursuant to the Plan.

     The Registrant has provided a full description of the Plan in its proxy statement disseminated to stockholders in connection with the Registrant's April 25, 2005 special meeting of stockholders. A copy of the Plan is attached hereto as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On April 25, 2005, Paul Citron resigned from the Registrant's Board of Directors for personal reasons.

     On April 25, 2005, Russell O. Potts, Ph.D. was elected to the Registrant's Board of Directors to serve until the Registrant's next annual meeting of stockholders. As of the date hereof, no determination has been made with respect to any Board committees on which Russell O. Potts will serve.

     A copy of a press release describing these actions, dated April 26, 2005, is attached hereto as Exhibit 99.1.

ITEM 7.01.  REGULATION FD DISCLOSURE

     On April 25, 2005, the previously announced special meeting of the Registrant's stockholders was conducted. The stockholders approved each of the matters described in the Company's proxy statement, including the following:

          o an amendment to the Registrant's Articles of Incorporation changing the name of the Company to Vyteris Holdings (Nevada), Inc.;

          o an amendment to the Registrant's Articles of Incorporation effecting a one for ten reverse stock split of the Company's common stock;

          o an amendment to the Registrant's Articles of Incorporation increasing the number of shares of common stock which the Company is authorized to issue to 100,000,000 shares, after giving effect to the reverse stock split;

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          o    an amendment to the Registrant's Articles of Incorporation authorizing the issuance of 7,500,000 shares of Series B Convertible Preferred Stock;

          o an amendment to the Registrant's Articles of Incorporation authorizing the issuance of up to an additional 42,500,000 shares of preferred stock which may be issued, from time to time, pursuant to terms established by the Registrant's Board of Directors;

          o an amendment to the Registrant's Articles of Incorporation providing for limitations on the liabilities of the Registrant's directors and officers; and

          o the adoption of the stock option plan described in Item 1.01 of this Current Report.

The amendments to the Registrant's Articles of Incorporation are expected to be filed effective as of, and the reverse stock split is expected to be effected on, Monday May 2, 2005.

     A copy of a press release describing these stockholder actions, dated April 26, 2005, is attached hereto as Exhibit 99.1.

ITEM 9      FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are attached to this Current Report:

     10.1   2005 Stock Option Plan

     99.1   Press release, dated April 26, 2005

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TREASURE MOUNTAIN HOLDINGS, INC.


                                          TREASURE MOUNTAIN HOLDINGS, INC.

Dated: April 26, 2005                     By: /s/ Michael McGuinness
                                              ----------------------------------
                                              Michael McGuinness
                                              Vice President and Chief Financial
                                              Officer, Assistant Secretary and
                                              Treasurer

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                                  EXHIBIT INDEX

10.1    2005 Stock Option Plan

99.1    Press release, dated April 26, 2005